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                                                                Exhibit 10.101.1


SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENT(S)  TO EXHIBIT 10.101
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Amendment Three, dated as of August 17, 2000, by and among Collins Holdings EME,
LLC, Collins Trust II, Wilmington Trust Company, Collins Generation II, LLC, Edison Mission Midwest Holdings Co., Midwest Generation, LLC, Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale, and Citibank, N.A.

         This Amendment Three differs from Exhibit 10.101 in the following respects:

                  In Section 3(a), "Facility Lease Agreement (T1)" is replaced by "Facility Lease Agreement (T2)."

                  In Section 3(b), "Facility Sublease Agreement (T1)" is replaced by "Facility Sublease Agreement (T2)."

Amendment Three, dated as of August 17, 2000, by and among Collins Holdings EME, LLC, Collins Trust III, Wilmington Trust Company, Collins Generation III, LLC, Edison Mission Midwest Holdings Co., Midwest Generation, LLC, Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale, and Citibank, N.A.

         This Amendment Three differs from Exhibit 10.101 in the following respects:

                  In Section 3(a), "Facility Lease Agreement (T1)" is replaced by "Facility Lease Agreement (T3)."

                  In Section 3(b), "Facility Sublease Agreement (T1)" is replaced by "Facility Sublease Agreement (T3)."

Amendment Three, dated as of August 17, 2000, by and among Collins Holdings EME, LLC, Collins Trust IV, Wilmington Trust Company, Collins Generation IV, LLC, Edison Mission Midwest Holdings Co., Midwest Generation, LLC, Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale, and Citibank, N.A.

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         This Amendment Three differs from Exhibit 10.101 in the following respects:

                  In Section 3(a), "Facility Lease Agreement (T1)" is replaced by "Facility Lease Agreement (T4)."

                  In Section 3(b), "Facility Sublease Agreement (T1)" is replaced by "Facility Sublease Agreement (T4)."